SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)          January 19, 2000
                                                --------------------------------

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in Charter)

          Delaware                       0-23280                 94-3049219
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(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

1387 Marina Way South, Richmond, California                         94084
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:      (510) 215-8000
                                                   -----------------------------
                                      None
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On January 19, 2000, Neurobiological Technologies, Inc. announced the preliminary results of its Memantine clinical trials for painful diabetic neuropathy. The press release is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         Exhibit 99.1    Press release issued by the Company on January 19, 2000




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  January 19, 2000               NEUROBIOLOGICAL TECHNOLOGIES, INC.


                                      By: /s/ Paul E. Freiman
                                          --------------------------------
                                          Paul E. Freiman
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

Exhibit 99.1      Press release issued by the Company on January 19, 2000